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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 21, 2025
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2025, Mountain Air Cargo, Inc (MAC), a wholly-owned subsidiary of Air T, Inc., entered into a $2,280,000 term loan with Bank of America, N.A. The term loan requires monthly interest payments commencing March 21, 2025 until payment in full on the February 21, 2030 maturity date. The loan also requires principal payments in equal monthly installments of $9,500 and MAC may prepay the loan at any time in full or in part without penalty. Interest on the loan is at the rate per year of Term SOFR (Adjusted Periodically) plus one and 75/100 percentage points (1.75%). To further secure the loan, MAC agreed to mortgage its real property at 5930 Balsom Ridge Road, Denver, North Carolina. On February 25, 2025, MAC entered into a swap agreement with Bank of America, N.A. to fix the interest rate at 5.99448%.

The new loan with Bank of America contains a number of covenants, including but not limited to: providing financial information and statements , maintaining a fixed coverage ratio of at least 1.25:1.0, a limit on other debts and other liens, maintenance of assets, a limit on loans and investments, a prohibition on a change of ownership and additional negative covenants.

In connection with the financing, Alerus Financial, National Association entered into Amendment No. 2 to Credit Agreement and Consent (“Amendment No. 2”) on February 21, 2025. Amendment No. 2 provides for Alerus’ consent to the above-referenced transactions and updated the Credit Agreement dated as of August 29, 2024, as amended by amendment No. 1 and other Loan Documents dated as of January 21, 2025 to remove references to Term Loan B, permit the additional borrowings and remove the lien on the Denver, North Carolina real property. In connection with the amendment, Alerus also agreed to deliver documents terminating Alerus’ Deed of Trust and Assignment of Rents on the Denver, North Carolina real property. MAC used the proceeds of the new financing to repay Term Note B with Alerus. Air T, Inc. also acknowledged and agreed to the transactions.

The descriptions above are only a summary of the material provisions of the Bank of America Loan Agreement, Amendment No. 2 and Consent and the Air T Acknowledgment and Agreement and is qualified in its entirety by reference to the complete text of such documents a copy of which are attached hereto as Exhibit 10.1, 10.2, and 10.3 to this current report on Form 8-K and incorporated by reference herein.

Item 1.02 Termination of Material Definitive Agreements

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the termination of Term Note B with Alerus is hereby incorporated by reference in this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits

10.1	Credit Agreement by and among Mountain Air Cargo, Inc., a North Carolina corporation and Bank of America, N.A., executed August 29, 2024, without exhibits or schedules.
10.2
Form of Amendment No. 2 to Credit Agreement and Consent dated February 21, 2025 entered into by and among AirCo, LLC, a North Carolina limited liability company, Airco 2, LLC, a Kansas limited liability company, Air’Zona Aircraft Services, Inc., an Arizona corporation, AirCo Services, LLC, a North Carolina limited liability company, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Stratus Aero Partners LLC, a Delaware limited liability company, Worldwide Aircraft Services, Inc., a Kansas corporation, and Worthington Aviation, LLC, a North Carolina limited liability company, as Borrowers, Air T, Inc. as Loan Party Agent and Alerus Financial, National Association, without exhibits or schedules.

10.3	Form of Acknowledgment and Agreement by Air T, Inc. to Alerus Financial, National Association executed February 21, 2025
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2025

AIR T, INC.

By: /s/ Tracy Kennedy
Tracy Kennedy, Chief Financial Officer